Exhibit 10.9

TUFIN SOFTWARE TECHNOLOGIES LTD.
TUFIN SOFTWARE TECHNOLOGIES LTD. 2008 U.S. STOCK PLAN
SECTION 1.     ESTABLISHMENT AND PURPOSE.
The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.
This Plan is intended (i) for Employees and Outside Directors of, and Consultants to, the US Subsidiary, as well as any other Subsidiaries or Parent of the Company or the US Subsidiary, and (ii) for those other Employees and Outside Directors of, and Consultants to, the Company itself for whom a grant of Options or an award of Shares is more appropriate under this Plan than under the Israeli Plan.
Capitalized terms are defined in Section 13.
SECTION 2.    ADMINISTRATION.
(a)Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.
(b)Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.
SECTION 3.    ELIGIBILITY.
(a)General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)Ten‑Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
SECTION 4.    STOCK SUBJECT TO PLAN.
(a)Basic Limitation. Not more than 600,000 Shares may be issued under the Plan. All of these Shares may be issued upon the exercise of Options. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
(b)Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, to the extent permitted under applicable law, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.
SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES.
(a)Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.
(b)Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.
(c)Purchase Price. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value or nominal value of such Shares. Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d)Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.
(e)Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as detailed in the Company’s Articles of Association then in effect. Any Shares awarded or sold under the Plan shall also be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine which shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Notwithstanding anything to the contrary in the Company’s Articles of Association, no Purchaser shall have a right of first refusal in relation to any sale of Stock by the Company or by any person. A Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.
SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.
(a)Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
(b)Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
(c)Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than the par value or nominal value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.
(d)Special Rule for Incentive Options. Consistent with Section 422(d) of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate Fair Market Value (as of the time the Option is granted) of the Shares of Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of his employer corporation and its Parent and Subsidiary corporations) exceeds $100,000, such Options shall not be treated as ISO’s. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Stock Option Agreement expressly provides for such a limitation.
(e)Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement to the Company. The Board of Directors shall determine the exercisability provisions of any Stock Option Agreement at its sole discretion.
(f)Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service or death.
(g)Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as set forth in the Company’s Articles of Association then in effect. Any Shares issued upon exercise of an Option shall also be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine which shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Notwithstanding anything to the contrary in the Company’s Articles of Association, no Optionee shall have a right of first refusal in relation to any sale of Stock by the Company or by any person.
(h)Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.
(i)Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(j)No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option nor shall they be deemed to be a class of shareholders or creditors of the Company for purpose of the operation of the Israeli Companies Law or any applicable law until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option and the registration of the Optionee as a holder of such Shares in the Company’s register of members.
(k)Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.
SECTION 7.    PAYMENT FOR SHARES.
(a)General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.
(b)Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.
(d)Promissory Note. Subject to applicable law, and at the discretion of the Board of Directors, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid (i) the imputation of additional interest under the Code or other applicable law and (ii) the recognition of compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
(e)Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(f)Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.
(g)Other Forms of Payment. At the discretion of the Board of Directors, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by applicable law.
SECTION 8.    ADJUSTMENT OF SHARES.
(a)General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares or a combination or consolidation of the outstanding Stock into a lesser number of Shares, corresponding adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.
(b)Mergers and Consolidations. In the event that the Company is a party to a merger, consolidation, exchange of shares, sale of all or substantially all of its assets or like event (each being a “Transaction”), all outstanding Options shall be subject to the Transaction agreement. Such agreement shall provide for one or more of the following:
(i)The continuation of such outstanding Options by the Company (if the Company is the surviving corporation).
(ii)The assumption of such outstanding Options by the surviving corporation or its parent in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).
(iii)The substitution by the surviving corporation or its parent of new options for such outstanding Options in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).
(iv)The cancellation of such outstanding Options without the payment of any consideration.
Notwithstanding the foregoing, the Board of Directors of the Company may, but shall not be required to, include in any Stock Option Grant provisions relating to the treatment of an Optionee’s Options following a Transaction and/or a provision according to which in the case of a Transaction, all or some of the unvested Options shall automatically accelerate and become exercisable.
SECTION 9.    SECURITIES LAW REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the laws of the State of Israel, the U.S. Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.
SECTION 10.    NO RETENTION RIGHTS.
Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
SECTION 11.    DURATION AND AMENDMENTS.
(a)Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
(b)Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.
(c)Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.
SECTION 12.    VOTING.
(a)Until consummation of the Company’s IPO, Shares issued either pursuant to Section 5 or Section 6 hereof shall be voted by an irrevocable proxy assigned to Mr. Reuven Kitov, who has been appointed by the Company’s Board of Directors as a representative (the “Representative”).
(i)The Company’s Board of Directors may, at its discretion, replace the Representative from time to time.
(ii)Shares subject to proxy shall be voted by the Representative on any issue or resolution brought before the shareholders of the Company in the same proportion as the vote of the other outstanding Shares of the Company (i.e. if 80% of the other outstanding Shares of the Company will be voted in favor of certain resolution, and 20% will be voted against, the Shares subject to proxy will be voted in the same manner).
(iii)Any Purchaser or Optionee, by execution of a Stock Purchase Agreement or Stock Option Agreement, which shall be deemed to include the irrevocable proxy specified above, shall undertake to hold the Representative harmless from any and all claims related or connected to such proxy.
(iv)If required by the Company, a Purchaser or Optionee shall execute an additional form of irrevocable proxy each time the Purchaser or Optionee acquires Shares pursuant to the relevant Stock Purchase Agreement or Stock Option Agreement, in form reasonably satisfactory to the Company, as a condition of receiving Shares in accordance with such agreements.
(v)The Representative shall be indemnified and held harmless by the Company against any cost or expense (including attorneys’ fees) reasonably incurred by the Representative, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of the Shares subject to proxy, unless arising out of the Representative’s own fraud or gross negligence, to the extent permitted by applicable law. In the event the Representative shall have indemnification by virtue of other functions or services he or she performs for the Company or Affiliate (whether by agreement, insurance policy or decision of the appropriate corporate body(ies) of the Company and/or Affiliate), this indemnification shall be in addition to any such other indemnification.

SECTION 13.    DEFINITIONS
(a)“Affiliate” means a present or future company that either (i) Controls Tufin Software Technologies Ltd. or is Controlled by Tufin Software Technologies Ltd.; or (ii) is Controlled by the same person or entity that Controls Tufin Software Technologies Ltd.
(b)“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
(c)“Code” shall mean the Internal Revenue Code of 1986, as amended.
(d)“Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).
(e)“Company” shall mean Tufin Software Technologies Ltd., an Israeli corporation.
(f)“Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
(g)“Control” or “Controlled” shall have the meaning ascribed thereto in Section 102 of the Israeli Income Tax Ordinance [New Version], 1961, as amended, and any regulations, rules, orders or procedures promulgated thereunder.
(h)“Employee” shall mean any individual who is a common‑law employee of the Company, a Parent or a Subsidiary.
(i)“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.
(j)“Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
(k)“Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(l)“IPO” shall mean the initial public offering of shares of the Company and the listing of such shares for trading on any recognized stock exchange or over-the-counter or computerized securities trading system.
(m)“ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
(n)“Israeli Plan” shall mean the Company’s 2007 Israeli Share Option Plan, as amended from time to time.
(o)“Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
(p)“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(q)“Optionee” shall mean a person who holds an Option.
(r)“Outside Director” shall mean a member of the Board of Directors who is not an Employee.
(s)“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(t)“Plan” shall mean this Tufin Software Technologies Ltd. 2008 U.S. Stock Plan.
(u)“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.
(v)“Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
(w)“Service” shall mean service as an Employee, Outside Director or Consultant.
(x)“Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).
(y)“Stock” shall mean the Ordinary Shares of the Company, with a nominal value of NIS 0.01 per Share.

(z)“Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
(aa)“Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.
(bb)“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(cc)“US Subsidiary” shall mean Tufin Software North America, Inc., a Delaware corporation that is currently a wholly-owned Subsidiary of the Company.